UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 30, 2013

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2013, Continental Wind, LLC (the “Issuer”) (an indirect subsidiary of Exelon Corporation and Exelon Generation Company, LLC) successfully completed the issuance and sale of $613.0 million aggregate principal amount of the Issuer’s 6.000% Senior Secured Notes due 2033 (the “Notes”). The Issuer’s obligations under the Notes are, jointly and severally, fully and unconditionally guaranteed (the “Guarantees”), on a senior basis, by the Issuer’s direct parent, Continental Wind Holding, LLC (“Holding”), and the Issuer’s subsidiaries (Holding and such subsidiaries, collectively, the “Guarantors”).

The Notes were offered and sold in private transactions in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Issuer received net proceeds from the Notes offering estimated to be approximately $591.0 million, after deducting the initial purchasers’ discount and estimated costs, fees and expenses incurred in connection with the offering and the transactions contemplated thereby. The Issuer is distributing the net proceeds from the offering to Exelon Generation Company, LLC for its general corporate purposes.

The Notes and Guarantees are governed by an Indenture (the “Indenture”), dated as of September 30, 2013, among the Issuer, the Guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes accrue interest from September 30, 2013 at a rate of 6.000% per year. Interest on the Notes is payable semi-annually in arrears on February 28 (or 29, as applicable) and August 31 of each year, beginning on February 28, 2014. The Notes mature on February 28, 2033.

The Notes will be redeemable at the Issuer’s option, in whole or in part, on any date before the final maturity date of the Notes, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the date of redemption, plus a “make-whole” premium determined as provided in the Indenture.

Subject to specified thresholds and qualifications and to reinvestment rights included or referenced in the Indenture, the Issuer may be required to redeem all or a portion of the Notes, at a redemption price equal to 100% of the outstanding principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of redemption, under certain circumstances, including: (i) certain loss, casualty, condemnation, title and contract termination events; (ii) following receipt of proceeds from material asset sales or proceeds from certain specified asset sales; (iii) following receipt of proceeds from a tax equity option payment made in accordance with the Tax Equity Option Agreement, dated as of September 30, 2013, among Exelon Corporation and Wilmington Trust, National Association, as collateral agent; and (iv) from amounts retained in a distribution suspense account for longer than eight consecutive quarters if the conditions for distributions of such amounts shall have not been satisfied. Upon the occurrence of specific kinds of changes of control referenced in the Indenture, the holders of the Notes will have the right to cause the Issuer to repurchase some or all of the Notes at 101% of their face amount, plus accrued and unpaid interest, to, but not including, the repurchase date, as provided in the Indenture.

In addition, the Indenture contains customary covenants by the Issuer and Guarantors and default provisions for the benefit of the holders of the Notes.

Certain affiliates of the initial purchasers of the Notes are lenders under the Issuer’s credit facility entered into on September 30, 2013 and will receive a portion of the net proceeds from this offering.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 30, 2013, among Continental Wind, LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 6.000% Senior Secured Notes due 2033 (included as an Exhibit to Exhibit 4.1 of this Current Report on Form 8-K)

* * * * *

This combined Form 8-K is being furnished separately by Exelon Corporation and Exelon Generation Company, LLC (the “Registrants”). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Registrants’ 2012 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Registrants’ Second Quarter 2013 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer Exelon Generation Company, LLC

October 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 30, 2013 among Continental Wind, LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 6.000% Senior Secured Notes due 2033 (included as an Exhibit to Exhibit 4.1 of this Current Report on Form 8-K)

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